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                           MEMORANDUM OF AGREEMENT


     This Memorandum of Agreement is executed as of this 9th day of April, 1997 by and between BUILDING FINANCE COMPANY OF TENNESSEE, INC. (the "Lender"), BFC FINANCE CORP. (the "Sponsor"), and BFC GUARANTY CORP. (the "Guarantor").

                                  RECITALS

     1. Parcel 49C Limited Partnership, a District of Columbia limited partnership ("49C"), has acquired fee simple title to certain real property in the District of Columbia located at 445 12th Street, S.W. and has undertaken to construct thereon an office building to be known as Portals II, containing an aggregate of approximately 545,000 square feet of net usable area, a detached parking garage and certain other related facilities (such real estate and the improvements to be constructed thereon, the "Project"). 49C has entered into a lease (Lease No. GS-11B-40155, effective January 3, 1996, the "GSA Lease") with the United States of America acting through the General Services Administration (the "GSA") for office and related space to be located within such office building and constructed, owned and managed by 49C (the "GSA Leased Space"). Following construction, the GSA Leased Space is expected to be used initially by the Federal Communications Commission.

     2. In connection with the refinancing of the acquisition of the real estate related to the Project, 49C has executed and delivered an amended and restated promissory note evidencing an acquisition loan in the amount of $27,087,366.74 (the "Acquisition Loan") to the Lender.

     3. To finance the construction of the improvements related to the Project, 49C has entered into a Loan Agreement dated as of March 1, 1996 with the Lender (the "Loan Agreement"), pursuant to which 49C has borrowed the sum of $99,000,000 from the Lender.

     4.   To evidence the Acquisition Loan, 49C has executed and delivered a note in the amount of $27,087,366.74 (the "Acquisition Note"). To secure its obligations under the Acquisition Note, 49C has executed and delivered various documents specified therein (collectively and as further described on Exhibit F, the "Acquisition Loan Documents"). Pursuant to the Construction Loan Agreement, 49C has executed and delivered to the Lender a note in the amount of $99,000,000 (the "Construction Note," and together with the Acquisition Note, the "49C Notes") to memorialize its obligations thereunder and various other documents specified therein securing or relating to the indebtedness evidenced by the Construction Loan (the "Construction Loan Documents," and together with the Acquisition Loan Documents, the "49C Loan Documents"). The 49C Notes are primarily secured by deeds of trust (collectively, the "Deed of Trust") on the Project and by an assignment of the lease payments to be made under the GSA Lease.

     5. The base rent payable under the GSA Lease for the initial 449,859 net usable square feet of GSA Leased Space was based on an initial annual rental rate of $38.85 per net usable square foot for the first 287,483 of net usable square feet of space leased and $37.95 per



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net usable square foot for the remaining 162,376 of net usable square feet leased for a total initial amount of $17,330,883.75 per year, or $1,444,240.31 per month. The Government may deduct from the base rent during any year of the term of the GSA Lease an amount which will not exceed $8.50 per net usable square foot (which amount may be increased each year in accordance with a formula set forth in the GSA Lease using the same methodology for calculating the increase in the rent for operating costs set forth in the GSA Lease) for 49C's failure to perform its obligations under the GSA Lease. Consequently, the total base rent not subject to set-off is $13,507,082.22 per year, or $1,125,590.19 per month. Full rent is payable in equal installments in arrears commencing March 1, 1998.

     6. To finance the loans to 49C, the Lender has formed the Sponsor as a special purpose entity and absolutely sold and assigned to the Sponsor all of its rights, title and interest in and to the 49C Notes and the 49C Loan Documents pursuant to a Sale Agreement dated as of March 1, 1996 between the Lender and the Sponsor (the "Sale Agreement") (excluding scheduled interest payments on the 49C Notes for interest which accrues through January 31, 1998 and certain other rights with respect to construction of the Project as therein described).

     7. Concurrently with such absolute sale and assignment, the Sponsor loaned to DCDC II, Inc., a Colorado corporation ("DCDC II"), the sum of $9,310,689,07, in exchange for which the Sponsor received from DCDC II a note in such principal amount (the "DCDC II Note"). The DCDC II Note was secured by various documents specified therein, including a deed of trust on approximately 300 acres of undeveloped land in Castle Rock, Colorado (the "DCDC II Deed of Trust") and a collateral pledge agreement (the "DCDC II Loan Documents").

     8. The Sponsor deposited the 49C Notes, the DCDC II Note (collectively, the "Notes"), the 49C Loan Documents and the DCDC II Loan Documents (collectively, the "Loan Documents") into a trust created pursuant to a Trust Indenture, dated as of March 1, 1996, with South Trust Bank of Alabama, N.A. and issued various classes of debt secured by the Notes, the payments thereon (excluding scheduled interest payments on the 49C Notes for interest which accrues through January 31, 1998) (the "Note Payments"), the Loan Documents and the other security constituting the Trust Estate.

     9. The Sponsor determined (i) to issue and sell $142,000,000 aggregate original principal amount REMIC Leased-Backed Bonds, Series 1996 (the "Bonds") in two classes as hereafter described and (ii) to cause to be issued, concurrent with issuance and sale of the Bonds, the Series 1996 REMIC Residual Certificates (the "Certificates") evidencing ownership of all of the Residual. The initial Holder of all the Certificates is the Sponsor.

     10. The Bonds were issued in two classes. The Class A Bonds were issued in the total original principal amount of $74,925,000 and the Class B Bonds (collectively with the Class A Bonds, the "Bonds") were issued in the total original principal amount of $67,075,000. The Class A Bonds were sold in a public offering and the Class B Bonds were placed with BFC Guaranty Corp.

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     11.  In connection with the organization of the Guarantor and the
Sponsor, shares of stock in the Guarantor and the Sponsor were issued to certain individuals and entities. No stock purchase or similar agreement was executed at that time, and it has been requested that the ownership interests of stock and the consideration with respect to such interests be restated as provided herein.

     NOW, THEREFORE, in consideration of the foregoing, the undersigned hereby agrees as follows:

     1. In consideration for the transfer by the Lender to the Sponsor of the 49C Notes, the Sponsor has (i) paid to the Lender the amount of the Class A Bonds (less costs of issuance thereof and less the amount of the DCDC II
Note), (ii) delivered to the Lender 100% of the shares of stock of the Sponsor, and (iii) delivered to the Guarantor the Class B Bonds.

     2. In consideration for delivery by the Sponsor of the Class B Bonds plus $1,000, the Guarantor delivered 1,500 shares of its no par common stock, representing all of the guarantor's issued and authorized shares, to the Lender.

     3. This Agreement is intended to be and shall be considered a restatement of the agreement of the undersigned on the date of issue of the Bonds, effective as of the date of issue of the Bonds, without regard to the date of execution hereof.

     IN WITNESS WHEREOF, the undersigned hereunder set their hands as of this 9th day of April, 1997.

                                        BUILDING FINANCE COMPANY OF TENNESSEE

                                        By:
                                            ---------------------------------
                                        Name:
                                              -------------------------------
                                        Title:
                                               ------------------------------


                                        BFC GUARANTY CORP.

                                        By:
                                            ---------------------------------
                                        Name:
                                              -------------------------------
                                        Title:
                                               ------------------------------

                                        BFC FINANCE CORP.

                                        By:
                                            ---------------------------------
                                        Name:
                                              -------------------------------
                                        Title:
                                               ------------------------------



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